UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022 (February 1, 2022)

METROMILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39484	84-4916134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Market Street #700 San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(888) 242-5204

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MILE	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	MILEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

A special meeting of stockholders (the “Special Meeting”) of Metromile, Inc. (“Metromile”) was held on February 1, 2022 to vote on the proposals identified in the definitive proxy statement filed by Metromile with the U.S. Securities and Exchange Commission (the “SEC”) on December 29, 2021 (as supplemented by the Current Report on Form 8-K filed by Metromile with the SEC on January 21, 2021) in connection with the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 8, 2021, by and among Metromile, Lemonade, Inc. (“Lemonade”), Citrus Merger Sub A, Inc., a wholly owned subsidiary of Lemonade (“Acquisition Sub I”), and Citrus Merger Sub B, LLC, a wholly owned subsidiary of Lemonade (“Acquisition Sub II”) that provides for the acquisition of Metromile by Lemonade. Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Acquisition Sub I will merge with and into Metromile, with Metromile continuing as the surviving entity (the “Initial Surviving Corporation”) (the “First Merger”) and (ii) the Initial Surviving Corporation will then merge with and into Acquisition Sub II, with Acquisition Sub II continuing as the surviving entity and as a wholly owned subsidiary of Lemonade (the “Second Merger” and, together with the first merger, the “Mergers”).

At the Special Meeting, the following proposals were considered:

1.	A proposal to adopt the Merger Agreement (the “Merger Proposal”); and

2.	A proposal to approve the adjournment of the Special Meeting to another time and place to solicit additional proxies, if necessary or appropriate, if there are insufficient votes to approve the Merger Proposal (the “Adjournment Proposal”).

At the Special Meeting, the Merger Proposal was approved by the requisite vote of Metromile’s stockholders. Sufficient votes were received to approve the Adjournment Proposal, but such an adjournment was not necessary in light of the approval of the Merger Proposal. The final voting results for each proposal are described below.

1. Merger Proposal

Votes For	Votes Against	Abstentions
86,013,619	3,446,873	40,276

2. Adjournment Proposal

Votes For	Votes Against	Abstentions
82,451,909	6,898,786	150,073

ITEM 7.01. REGULATION FD DISCLOSURE.

On February 1, 2022, Metromile issued a press release announcing that the Merger Agreement had been adopted by Metromile’s stockholders at the Special Meeting, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Metromile under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Notice Regarding Forward Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may be identified by the use of words such as “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions or the negative versions of such terms or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements with respect to a possible acquisition involving Metromile, and Lemonade and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for Lemonade and, following the acquisition, if completed, the combined entity. Any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

These forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions about us that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activities, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of Metromile’s or Lemonade’s shares of common stock and on Metromile’s and Lemonade’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Metromile’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of Metromile’s or Lemonade’s shares of common stock, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Metromile’s or, as the case may be, Lemonade’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause Lemonade’s plans with respect to Metromile, Metromile’s or Lemonade’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Metromile is set forth under the captions “Risk Factors” in Metromile’s Form 10-K filed with the SEC on March 31, 2021, Form 10-Q filed with the SEC on August 10, 2021, and in its other filings with the SEC.

Any forward-looking statements in this communication are based upon information available to Metromile and/or its board of directors, as the case may be, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither Metromile nor any member of its board of directors undertakes any obligation to update any forward-looking statement as a result of subsequent events or developments, except as required by law to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Metromile or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Metromile, Inc., dated February 1, 2022

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2022	METROMILE, INC.

By:	/s/ Dan Preston
Name:	Dan Preston
Title:	Chief Executive Officer

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